--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                                    May 31, 1998



Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has remained relatively robust, spurred by lower interest rates and strong consumer demand. However, the economic weakness of Asia looms large. While the fallout from the Asian fiscal crisis probably has yet to materialize in the U.S., we expect a "slowdown" in Asia's economies to slow U.S. growth in 1998. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in a $118 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,



/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein
-----------------------                      ----------------------------
Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                                    May 31, 1998
Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock New York Investment Quality Municipal Trust Inc. ("the Trust") for the six months ended April 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RNY". The Trust's investment objective is to provide high current income that is exempt from regular federal and New York state income taxes consistent with the preservation of capital. The Trust seeks to achieve its objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout New York.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:


                                              ---------------------------------------------------------------------
                                                 4/30/98      10/31/97        Change          High           Low
                                              ---------------------------------------------------------------------
  Stock Price                                    $14.25        $14.25           --           $15.25        $14.00
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                          $15.03        $14.91          .80%          $15.42        $14.83
-------------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first four months of 1998 have witnessed continued rapid expansion of the U.S. economy. GDP growth is estimated at an annual rate of 4.2%, far exceeding the historical non-inflationary level of 2%. Despite the strong economic growth, inflation stayed surprisingly subdued. After rising only 1.7% in 1997, inflation inched higher at a 0.2% annual rate for the first quarter of 1998. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheaper Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      The Treasury market rallied during the fourth quarter of 1997 and into 1998 before giving back some gains during the past few months. For the semi-annual period, the yield of the 10-year Treasury security fell from 5.83% on October 31, 1997 to 5.67% on April 30, 1998. The strong performance of the Treasury market was in response to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to surplus in the federal budget and increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.77% (as measured by the Lehman Municipal Index) versus the Lehman Aggregate Index's 3.58% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investors focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The robust economy continues to strengthen the credit quality of most issuers, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.

      New York State's economy remained strong over the past six months and the State's fiscal year 1998 budget surplus is projected at $1.9 billion. Wall Street's prosperity, fueled by the continued bull market, has resulted in increased tax revenues that have contributed to the State's income growth. These increased revenues have mitigated the impact of Governor Pataki's tax cuts; further tax reductions have been proposed to make New York State more economically competitive.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 33% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

      Within the municipal market, we find the best relative value on the yield curve to be in the 14 to 17 year sector of the yield curve, which we believe offers the most attractive taxable equivalent yields for the least amount of incremental duration.

      The following charts compare the Trust's current and October 31, 1997 asset composition and credit quality allocations:


                                    SECTOR BREAKDOWN

--------------------------------------------------------------------------------
       SECTOR                               APRIL 30, 1998     OCTOBER 31, 1997
--------------------------------------------------------------------------------
     Industrial                                   19%                 19%
--------------------------------------------------------------------------------
     City, State & County                         16%                 16%
--------------------------------------------------------------------------------
     Lease Revenue                                14%                 14%
--------------------------------------------------------------------------------
     Transportation                                7%                  7%
--------------------------------------------------------------------------------
     Housing                                       7%                  7%
--------------------------------------------------------------------------------
     University                                    6%                  6%
--------------------------------------------------------------------------------
     Power                                         4%                  4%
--------------------------------------------------------------------------------
     Resource Recovery                             4%                  4%
--------------------------------------------------------------------------------
     Water & Sewer                                 4%                  4%
--------------------------------------------------------------------------------
     School                                        4%                  4%
--------------------------------------------------------------------------------
     Special Tax                                   4%                  4%
--------------------------------------------------------------------------------
     Waste & Pollution Control                     4%                  4%
--------------------------------------------------------------------------------
     Hospital                                      4%                  4%
--------------------------------------------------------------------------------
     Sales Tax Revenue                             3%                  3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STANDARD & POOR'S/MOODY'S/FITCH'S
           CREDIT RATING                 APRIL 30, 1998     OCTOBER 31, 1997
--------------------------------------------------------------------------------
              AAA/Aaa                          34%                 34%
--------------------------------------------------------------------------------
                A/A                            45%                 48%
--------------------------------------------------------------------------------
              BBB/Baa                          21%                 18%
--------------------------------------------------------------------------------

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New York Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.



      Sincerely yours,



/s/ Robert Kapito                       /s/ Kevin Klingert
-----------------------------------     -----------------------------------
Robert Kapito                           Kevin Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.





--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
   Symbol on American Stock Exchange:                            RNY
--------------------------------------------------------------------------------
   Initial Offering Date:                                   May 28, 1993
--------------------------------------------------------------------------------
   Closing Stock Price as of 4/30/98:                          $14.25
--------------------------------------------------------------------------------
   Net Asset Value as of 4/30/98:                              $15.03
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 4/30/98 ($14.25)1:        5.74%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                   $0.068125
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                $0.81750
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

         PRINCIPAL                                                                           OPTION
          AMOUNT                                                                              CALL            VALUE
  RATING*  (000)                               DESCRIPTION                                 PROVISIONS       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS--147.6%
                     New York--142.1%
AAA       $1,000     Battery Park City Auth. Rev., Ser. A, 5.50%, 11/01/26, AMBAC ....   11/06 at 102    $ 1,013,060
AAA        1,000     Metropolitan Trans. Auth. Rev., Commuter Fac., Ser. M, 6.00%,
                       7/01/14, AMBAC ................................................  7/03 at 101.5      1,062,760
AAA        1,000     Nassau Cnty., Gen. Impt., Ser. U, 5.25%, 11/01/14, AMBAC ........   No Opt. Call      1,001,940
                     New York City, G.O.,
A3         1,000       Ser. I, 5.875%, 3/15/18 .......................................  3/06 at 101.5      1,024,620
A3         1,000       Ser. D, 6.60%, 2/01/04 ........................................   No Opt. Call      1,091,150
                     New York City Ind. Dev. Agcy. Spec. Fac. Rev.,
                       Term. One Group Assoc. Proj.,
A3         1,000       6.00%, 1/01/08 ................................................    1/04 at 102      1,054,470
A3         1,000       6.00%, 1/01/15 ................................................    1/04 at 102      1,039,690
A3         1,000       6.10%, 1/01/09 ................................................    1/04 at 102      1,054,260
A2         1,000     New York City Mun. Wtr. Fin. Auth. Rev.,
                       Ser. A, 6.00%, 6/15/05 ........................................   No Opt. Call      1,097,650
AAA        1,000     New York City Trust Cultural Res. Rev.,
                       Museum of Modern Art, Ser. A, 5.50%, 1/01/21, AMBAC ...........    1/07 at 102      1,015,610
                     New York St. Dorm. Auth. Rev.,
AAA        1,505       City Univ. Sys., 6.125%, 7/01/04, AMBAC .......................            N/A      1,662,288
AAA        1,000       City Univ. Sys., 6.20%, 7/01/04, AMBAC ........................            N/A      1,108,500
AAA        1,000       St. Univ. Edl. Fac., 5.25%, 5/15/15, AMBAC ....................   No Opt. Call      1,015,660
A3         1,000       St. Univ. Edl. Fac., Ser. B, 6.00%, 5/15/04 ...................            N/A      1,093,700
A3         1,000       St. Univ. Edl. Fac., Ser. B, 6.25%, 5/15/04 ...................            N/A      1,106,770
A3         1,000       St. Univ. Edl. Fac., Ser. A, 6.25%, 5/15/03 ...................            N/A      1,096,300
A1         1,185     New York St. Energy Res. & Dev. Auth. Fac. Rev.,
                       Con. Ed. Co. Proj., 6.375%, 12/01/27 ..........................    12/01at 101      1,242,034
                     New York St. G.O.,
A2         1,000       Ser. A, 5.50%, 7/15/24 ........................................    7/06 at 101      1,005,640
A          1,000       Ser. B, 5.70%, 8/15/12 ........................................    8/05 at 102      1,039,830
Baa1       1,000     New York St. Hsg. Fin. Agcy. Rev., Service Contract,
                       Ser. A, 5.50%, 9/15/22 ........................................    3/03 at 102        998,670
A3         1,000     New York St. Local Gov't. Asst. Corp. Rev.,
                       Ser. B, 5.50%, 4/01/21 ........................................    4/03 at 102      1,002,100
Aa         1,000     New York St. Med. Care Fac., Fin. Agcy. Rev.,
                       St. Lukes Roosevelt Hosp., 5.625%, 8/15/18, FHA ...............    8/03 at 102      1,030,860
Baa1         900     New York St. Urban Dev. Corp. Rev., Youth Fac.,
                       5.875%, 4/01/09 ...............................................    4/04 at 102        944,928
AAA        1,000     Port Authority of NY & NJ, 5.70%, 10/15/20, MBIA ................   10/02 at 101      1,044,490
Baa2       1,000     Ulster Cnty. Res. Rec. Agcy., Solid Waste Sys. Rev.,
                       5.90%, 3/01/07 ................................................    3/03 at 102      1,052,510
Baa3       1,000     Westchester Cnty. Ind. Dev. Agcy.,
                       Res. Rec. Rev., 5.50%, 7/01/09 ................................    7/07 at 101      1,016,580
                                                                                                         -----------
                                                                                                          27,916,070
                                                                                                         -----------

                       See Notes to Financial Statements.

         PRINCIPAL                                                                           OPTION
          AMOUNT                                                                              CALL            VALUE
  RATING*  (000)                               DESCRIPTION                                 PROVISIONS       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                     PUERTO RICO--5.5%
Baa1      $1,000     Puerto Rico Electric Pwr. Auth., Ser. T, 6.00%, 7/01/16 ..........   7/04 at 102    $ 1,073,580
                                                                                                         -----------
                     TOTAL INVESTMENTS--147.6% (cost $26,983,696) .....................                   28,989,650
                     Other assets in excess of liabilities--2.3% ......................                      454,871
                     Liquidation value of preferred stock--(49.9)% ....................                   (9,800,000)
                                                                                                         -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...............                  $19,644,521
                                                                                                         ===========




----------
 * Rating: Using the higher of Standard &Poor's, Moody's or Fitch's rating.
 + Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definition.


--------------------------------------------------------------------------------
         The following abbreviations are used in portfolio descriptions:

              AMBAC -- American Municipal Bond Assurance Corporation
              FHA   -- Federal Housing Administration

              G.O. -- General Obligation Bond
              MBIA -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

                       See Notes to Financial Statements

------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
------------------------------------------------------------------

ASSETS
Investments, at value (cost $26,983,696) (Note 1) ..   $28,989,650
Cash ...............................................        27,857
Interest receivable ................................       498,295
Deferred organization expenses and other assets ....           335
                                                       -----------
                                                        29,516,137
                                                       -----------
LIABILITIES
Investment advisory fee payable (Note 2) ...........         8,577
Dividends payable--preferred stock .................         4,162
Administrative fee payable (Note 2) ................         2,450
Other accrued expenses .............................        56,427
                                                       -----------
                                                            71,616
                                                       -----------


NET INVESTMENT ASSETS ..............................   $29,444,521
                                                       ===========

Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .............................   $    13,071
    Paid-in capital in excess of par ...............    18,082,239
  Preferred stock (Note 4) .........................     9,800,000
                                                       -----------
                                                        27,895,310
  Undistributed net investment income ..............       190,603
  Accumulated net realized loss ....................     (647,346)
  Net unrealized appreciation ......................     2,005,954
                                                       -----------
Net investment assets, April 30, 1998 ..............   $29,444,521
                                                       ===========

Net assets applicable to common shareholders .......   $19,644,521
                                                       ===========

Net asset value per common share:
  ($19,644,521 / 1,307,093 shares of
  common stock issued and outstanding) .............        $15.03
                                                            ======






--------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ..............   $815,771
                                                --------

Expenses
  Investment advisory .......................     51,321
  Administration ............................     14,663
  Auction Agent .............................     12,000
  Reports to shareholders ...................      7,500
  Directors .................................      7,000
  Audit .....................................      5,000
  Transfer agent ............................      4,000
  Legal .....................................      3,000
  Custodian .................................      2,000
  Miscellaneous .............................      6,553
                                                --------
  Total expenses ............................    113,037
                                                --------
Net investment income .......................    702,734
                                                --------

UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)

Net change in unrealized appreciation on
  investments ...............................    140,931
                                                --------


NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ...................   $843,665
                                                ========

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                                                                       SIX MONTHS        YEAR ENDED
                                                                                          ENDED          OCTOBER 31,
INCREASE IN NET INVESTMENT ASSETS                                                    APRIL 30, 1998         1997
                                                                                      ------------       ----------
Operations:
   Net investment income .......................................................      $   702,734       $ 1,400,108
   Net realized gain on investments ............................................            --              125,125
   Net change in unrealized appreciation on investments ........................          140,931         1,065,354
                                                                                      -----------       -----------
   Net increase in net investment assets resulting from operations .............          843,665         2,590,587
Dividends and distributions:
   To common shareholders from net investment income ...........................         (534,224)       (1,056,088)
   To preferred shareholders from net investment income ........................         (158,511)         (327,219)
   To common shareholders in excess of net realized gains on investments .......            --               (5,773)
   To preferred shareholders in excess of net realized gains on investments ....            --               (1,929)
                                                                                      -----------       -----------
   Total dividends and distributions ...........................................         (692,735)       (1,391,009)
                                                                                      -----------       -----------
     Total increase ............................................................          150,930         1,199,578

NET INVESTMENT ASSETS

Beginning of period ............................................................       29,293,591        28,094,013
                                                                                      -----------       -----------
End of period ..................................................................      $29,444,521       $29,293,591
                                                                                      ===========       ===========






                        See Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE
                                                                                                               PERIOD
                                                                                                            JUNE 4, 1993*
                                             SIX MONTHS                  YEAR ENDED OCTOBER 31,                THROUGH
                                                 ENDED     --------------------------------------------      OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:            APRIL 30, 1998    1997         1996        1995        1994         1993
                                            --------------    ----         ----        ----        ----         ----
Net asset value, beginning of period ......     $ 14.91     $ 14.00      $ 13.82      $  11.54    $  14.52      $  14.10
                                                -------     -------      -------      --------    --------      --------
Net investment income .....................         .54        1.07         1.05          1.06        1.03           .32
Net realized and unrealized gain (loss)
  on investments ..........................         .11         .90          .18          2.29       (3.03)          .60
                                                -------     -------      -------      --------    --------      --------
Net increase (decrease) from
  investment operations ...................         .65        1.97         1.23          3.35       (2.00)          .92
                                                -------     -------      -------      --------    --------      --------
Dividends and Distributions:
   Dividends from net investment income to:
    Common shareholders ...................        (.41)       (.81)        (.78)         (.79)       (.79)         (.20)
    Preferred shareholders ................        (.12)       (.25)        (.26)         (.28)       (.19)         (.04)
   Distributions in excess of net realized
    gain on investments to:
    Common shareholders ...................          --         ***         (.01)           --          --            --
    Preferred shareholders ................          --         ***          ***            --          --            --
                                                -------     -------      -------      --------    --------      --------
Total dividends and distributions .........        (.53)      (1.06)       (1.05)        (1.07)       (.98)         (.24)
                                                -------     -------      -------      --------    --------      --------
Capital charge with respect to issuance
  of common and preferred stock ...........          --          --           --            --          --          (.26)
                                                -------     -------      -------      --------    --------      --------
Net asset value, end of period** ..........     $ 15.03     $ 14.91      $ 14.00      $  13.82    $  11.54      $  14.52#
                                                =======     =======      =======      ========    ========      ========
Per share market value, end of period** ...     $ 14.25     $ 14.25      $12.625      $  12.75    $  10.50      $  13.75
                                                =======     =======      =======      ========    ========      ========
TOTAL INVESTMENT RETURN : .................       2.79%      19.89%        5.43%        29.94%     (18.56%)       (1.13%)
RATIOS TO AVERAGE NET ASSETS OF COMMON
   SHAREHOLDERS++:
Expenses ..................................       1.15%       1.24%        1.37%         1.37%       1.29%          .99%+++
Net investment income before preferred
  stock dividends .........................       7.14%       7.52%        7.63%         8.34%       7.76%         5.51%+++
Preferred stock dividends .................       1.61%       1.76%        1.91%         2.19%       1.46%         0.74%+++
Net investment income available to
  common shareholders .....................       5.53%       5.76%        5.72%         6.15%       6.30%         4.77%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ..........................     $19,849     $18,608      $17,904      $ 16,545    $ 17,274      $ 18,773
Portfolio turnover rate ...................          0%         14%          79%          129%         71%            5%
Net assets of common shareholders,
  end of period (in thousands) ............     $19,645     $19,494      $18,294      $ 18,068    $ 15,085      $ 18,980
Asset coverage per share of
  preferred stock, end of period## ........     $75,624     $74,739      $71,668      $ 71,091    $126,963      $146,835
Preferred stock outstanding
  (in thousands) ..........................     $ 9,800     $ 9,800      $ 9,800      $  9,800    $  9,800      $  9,800

---------------------
  * Commencement of investment operations.
 ** Net asset value and market value are  published  in The Wall Street  Journal each Monday.
*** Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $.0034 per common share. Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.004417 per share and to preferred shareholders was $0.001476 per common share.
  # Net asset value  immediately  after the closing of the first public offering was $14.01.
 ## A stock split occurred on July 24, 1995 (Note 4).
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING                      The   BlackRock   New  York   Investment
POLICIES                                Quality   Municipal   Trust  Inc.   (the
                                        "Trust")  was  organized  in Maryland on
April 12, 1993 as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide high current income exempt from regular federal and New York state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $19,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS                      The  Trust  has an  Investment  Advisory
                                        Agreement    with     BlackRockFinancial
Management, Inc., (The "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                       There  were no  purchases  and  sales of
SECURITIES                              investment   securities,    other   than
                                        short-term  investments,   for  the  six
months ended April 30, 1998.

   The federal income tax basis of the Trust's investments at April 30, 1998 was substantially the same as the basis for financial reporting and, accordingly, net and gross unrealized appreciation was $2,005,954.

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1997 of approximately $647,000 of which $448,000 will expire in 2002 and $199,000 will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL                         There are 200 million shares of $.01 par
                                        value  common stock  authorized.  Of the
1,307,093 shares outstanding at April 30, 1998, the Adviser owned 7,093 shares. As of April 30, 1998 there were 392 shares of Preferred Stock Series F7 outstanding.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 196 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series F7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series F7 are cumulative at a rate established at the initial public offering and are typically reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 3.875% during the six months ended April 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain require-ments relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS                       Subsequent to April 30, 1998,  the Board
                                        of  Directors  of the Trust  declared  a
dividend from undistributed earnings of $.068125 per common share payable May 29, 1998 to shareholders of record on May 15, 1998.

   For the period May 1, 1998 to May 31, 1998, dividends declared on Preferred Stock totalled $30,240 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

     (1) To elect two Directors as follows:
         DIRECTOR                          CLASS        TERM         EXPIRING
         --------                          -----        -----         -------
         James Grosfeld ................     I         3 years         2000
         James Clayburn La Force, Jr. ..     I         3 years         2000

         Directors whose term of office continues beyond this meeting are Andrew F.Brimmer, Kent Dixon, Laurence D. Fink, Walter F.Mondale, Richard E. Cavanagh, Frank J. Fabozzi, and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1998.

         Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                 VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                 --------         -----------      ----------
         James Grosfeld .......................  1,050,862             0             29,524
         James Clayburn La Force, Jr. .........  1,050,862             0             29,524
         Ratification of Deloitte & Touche LLP   1,058,859           8,323           13,204

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New York Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal, State and City income tax consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New York Municipal Obligations, which include debt obligations issued by or on behalf of the State, its political subdivisions (including the City), agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal, State and City income tax. New York Municipal Obligations may be issued to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works. Other public purposes for which New York Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New York Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in New York Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY
DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal, State and City income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:            Investment  vehicle which  initially  offers a fixed
                            number of shares and trades on a stock exchange. The
                            fund  invests  in  a  portfolio  of   securities  in
                            accordance with its stated investment objectives and policies.

DISCOUNT:                   When a fund's net asset  value is  greater  than its
                            stock price the fund is said to be trading at a discount.

DIVIDEND:                   Income  generated by  securities  in a portfolio and
                            distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:      Shareholders  may  elect to have all  dividends  and
                            distributions   of   capital   gains   automatically
                            reinvested into additional shares of the Trust.

MARKET PRICE:               Price  per  share  of  a  security  trading  in  the
                            secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):      Net  asset  value is the total  market  value of all
                            securities and other assets held by the Trust,  plus
                            income  accrued  on  its   investments,   minus  any
                            liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                            Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New
                            York Times or The Wall Street Journal each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:          These   securities   are   collateralized   by  U.S.
                            Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

------------
BLACKROCK
------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management, LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 1998 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK NEW YORK INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                 c/o Prudential Investments Fund Management, LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[LOGO] Printed on recycled paper                                      09247E-103




THE BLACKROCK
NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
=======================
SEMI-ANNUAL REPORT
APRIL 30, 1998





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